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EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

Arapahoe Crossings, LP
Avion Service Corp.
Benbrooke Ventures, LLC
CA Harwood, L.P.
CA Harwood Holdings SPE, LLC
CA New Plan III
CA New Plan IV
CA New Plan V
CA New Plan VI
CA New Plan Asset, Inc.
CA New Plan Asset Partnership IV, L.P.
CA New Plan Fixed Rate Partnership, L.P.
CA New Plan Fixed Rate SPE, Inc.
CA New Plan Management, Inc.
CA New Plan Merchants Crossing SPE, Inc.
CA New Plan Mississippi I, Inc.
CA New Plan Mississippi II, Inc.
CA New Plan Mississippi III, Inc.
CA New Plan Mississippi Partnership I, L.P.
CA New Plan Mississippi Partnership II, L.P.
CA New Plan Texas Assets, Inc
CA New Plan Texas Assets, LP
CA New Plan Venture Fund Delaware, LLC
CA New Plan Venture Fund, LLC
CA New Plan Venture Fund Louisiana, LLC
CA New Plan Venture Fund Texas, LLC
CA New Plan Venture Fund Texas I, L.P.
CA New Plan Venture Partner
CA New Plan Villa Monaco Holdings SPE, LLC
CA New Plan Villa Monaco, LP
CA New Plan Victoria Holdings SPE, LLC
CA New Plan Victoria, LP
Clearwater Mall, LLC
ERPF, Inc.
ERP Financing, LLC
ERP Mingo Marketplace, LLC
ERP New Britain GP, LLC
ERP New Britain Holdings, L.P.
ERP New Britain Limited Partnership
ERP New Britain Mezz GP, LLC
ERP New Britain Property Owner, L.P.
ERP of Midway, LLC
ERT 163rd Street Mall, LLC
ERT Development Corporation
ERT Pointe Orlando, Inc.
Excel Realty Partners, LP
Excel Realty—PA, Inc.
Excel Realty Trust—NC
Excel Realty Trust—ST, Inc.
Excel Westminster Marketplace, Inc.

HK New Plan Alexis Park GP, LLC
HK New Plan Alexis Park, LP
HK New Plan Arvada Plaza, LLC
HK New Plan Aurora Plaza, LLC
HK New Plan Bristol Plaza GP, LLC
HK New Plan Bristol Plaza LP, LLC
HK New Plan Bristol Plaza LP
HK New Plan Covered Sun, LLC
HK New Plan ERP Property Holdings, LLC
HK New Plan ERP Napoleon GP, LLC
HK New Plan ERP Napoleon, LP
HK New Plan Exchange Property Holdings I, LLC
HK New Plan Exchange Property Holdings III, LLC
HK New Plan Exchange Property Holdings IV, LLC
HK New Plan Exchange Property Owner I, LLC
HK New Plan Exchange Property Owner II, LP
HK New Plan Exchange Property Owner III, LLC
HK New Plan Exchange Property Owner IV, LLC
HK New Plan Exchange Upper Tier QRS Holding Company
HK New Plan Festival Center (IL), LLC
HK New Plan Green Acres, LP
HK New Plan Green Acres QRS LP Company
HK New Plan Green Acres Sub, LLC
HK New Plan Green Acres TRS GP Company
HK New Plan Hilltop Plaza, LLC
HK New Plan Hunt River Commons, LLC
HK New Plan Karl Plaza GP, LLC
HK New Plan Karl Plaza, LP
HK New Plan Lexington Town Square, LLC
HK New Plan Lower Tier OH, LLC
HK New Plan Macon Chapman, LP
HK New Plan Macon Chapman QRS LP Company
HK New Plan Macon Chapman TRS GP Company
HK New Plan Marwood Sunshine Cheyenne, LLC
HK New Plan Merchants Crossing, LLC
HK New Plan Mid Tier OH, LP
HK New Plan Normandy Square, LLC
HK New Plan Northshore Plaza, LP
HK New Plan OH TRS, Inc.
HK New Plan Olympia Corners, LLC
HK New Plan Parkway Plaza LP
HK New Plan Parkway Plaza TRS GP Company
HK New Plan Skyway Plaza, LLC
HK New Plan Parkway Plaza QRS LP Company
HK New Plan STH Lower Tier, LLC
HK New Plan STH Mid Tier I, LLC
HK New Plan STH Mid Tier II, LLC
HK New Plan STH Northshore GP, LLC
HK New Plan STH Northshore Plaza LP Company
HK New Plan STH Upper Tier I, LLC
HK New Plan STH Upper Tier II Company
HK New Plan STH Upper Tier III, LLC
HK New Plan Tuckernuck Square, LLC
HK New Plan University IV, LLC

HK New Plan Upper Tier Normandy Square, LLC
HK New Plan Vineyards GP, LLC
HK New Plan Vineyards, LP
NC Properties #1, Inc.
NC Properties #2, Inc.
New Plan Acquisition Company, LLC
New Plan Conyers Crossroads Management Company, LLC
New Plan Disbursing Corp.
New Plan DRP Trust
New Plan East Cherokee Management Company, LLC
New Plan of Elk Grove, LLC
New Plan ERP Limited Partner Company
New Plan Factory Malls, Inc.
New Plan Financing I, Inc.
New Plan Flowery Branch Management Company, LLC
New Plan Hampton Village, LLC
New Plan Institutional Retail Partner, LLC
New Plan Lake Grove Management Company, LLC
New Plan Pennsylvania Holdings LLC
New Plan Property Holding Company
New Plan Riverplace Management Company, LLC
New Plan Skytop Pavilion Management Company, LLC
New Plan of Arlington Heights, LLC
New Plan of Fashion Corners, Inc.
New Plan of Hillside Village, LLC
New Plan of Illinois, LLC
New Plan of Laurel Mall, Inc.
New Plan of Michigan, LLC
New Plan of Michigan, Inc.
New Plan of New Garden, Inc.
New Plan of Panama LLC
New Plan of Panama, Inc.
New Plan of Silver Pointe, LLC
New Plan of Tennessee, Inc.
New Plan of Tinton Falls, Inc.
New Plan Realty of Alabama, Inc.
New Plan Realty Trust
New Plan Securities Corp.
NPHV, Inc.
NP/I&G Conyers Crossroads, LLC
NP/I&G East Cherokee, LLC
NP/I&G Flowery Branch Owner, LLC
NP/I&G Institutional Retail Company, LLC
NP/I&G Lake Grove, LLC
NP/I&G Riverplace, LLC
NP/I&G Skytop Pavilion, LLC
NP of Tennessee, LP
NPTN, Inc.
Pointe Orlando Development Company

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SUBSIDIARIES OF THE REGISTRANT